UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     January 23, 2006

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-21639	23-2858652

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania		19044

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

     On January 23, 2006, effective as of January 1, 2006, the Company entered into Addendums to the Employment Agreements with the following executives: Joshua Gindin, Executive Vice President and General Counsel, Paul E. Weitzel, Jr., Executive Vice President of Corporate Development and International Operations, and Steven L. Winokur, Executive Vice President, Chief Financial Officer and Chief Operating Officer – Shared Services.  The Addendums each extend the term of the Employment Agreements until December 31, 2008.

     Copies of the Addendums are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits

10.1	Addendum effective January 1, 2006 to the Employment Agreement with Joshua Gindin dated June 5, 1998.

10.2	Addendum effective January 1, 2006 to the Employment Agreement with Paul E. Weitzel dated May 2, 1998.

10.3	Addendum effective January 1, 2006 to the Employment Agreement with Steven L. Winokur dated September 2, 1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: January 26, 2006	By:	/s/ Steven L. Winokur

Steven L. Winokur
Executive Vice President
and Chief Financial Officer